Exhibit 99.01


OG&E
Financial Update
March 4-5, 2009
OGE Energy Corp.

OGE Energy Corp
(NYSE: OGE)
(Baa1, BBB, A)

OG&E
(A2, BBB+, AA-)

- Largest electric utility in Oklahoma
- Over 770,000 customers
- Rates 28% below the national average

OGE Transmission LLC

- Partner with AEP/Mid-American to construct 765 kV lines in NW Oklahoma
- Expected in-service date of 2013

Enogex
An OGE Energy Corp. Company
(Baa3, BBB+, BBB)

- Integrated midstream company providing natural gas gathering, compression, treating/dehydration, processing, transportation and storage
- ~2,433 miles of natural gas transmission pipe and two storage facilities
- ~5,763 miles of gathering pipeline

Safe Harbor

Some of the matters discussed on this news release may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, access to existing lines of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to access the capital markets and obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission including Risk Factors and Exhibit 99.01 to the Company's Form 10-K for the year ended December 31, 2008.

Advantaged Regional Position:

Oklahoma's Renewable and Natural Gas Resources Provides Opportunity


Electric Utility and Natural Gas Pipeline
Enogex
An OGE Energy Corp. Company
OG&E
OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage
Major gas supply basins

OGE's Business Focus in Current Environment

OG&E

- Leverage unique geographic position to develop renewable energy resources (wind and transmission)
- Invest in infrastructure to preserve system reliability and upgrade IT capabilities to drive operational efficiencies
- Provide energy management solutions to our customers through a "smart" distribution system
- Defer new fossil generation until 2020
- Prudent capital investment utilizing risk adjusted return criteria

Enogex
An OGE Energy Corp. Company

- Seek opportunistic growth through acquisitions of distressed assets
- Continue to add additional fixed-fee business to the portfolio
- Provide good returns at the bottom of the commodity cycle
- Prudent capital investment utilizing risk adjusted return criteria

Risk/return drive OGE's investment philosophy

OG&E:

- Seek regulatory pre-approval and riders for large and/or long-term construction projects
- Majority of construction portfolio duration is less than one year
- Transmission recovery via FERC and SPP cost allocation methodologies

Enogex

- Established rate of return goals based upon cash flow risk
- Continued movement towards fee-based portfolio
- Modest cap ex required to maintain volumes


Lower Risk
Higher Risk
Transmission, Distribution, DSM, Distributed Generation, Large Scale Generation
Contracted Transport, Leased Storage, Gathering, Fixed Fee, POL and KW Processing

OG+E Key Points:

- The economy has slowed and lower growth is projected for 2009, but we are advantaged because of our location in the national wind corridor
- Incremental growth at the utility will come primarily from the renewables area with investments in transmission and wind
- The outcome of the Oklahoma rate case is critical in determining future T&D investment levels
- Cost reduction is a major focus at the utility which is already in the top quartile of regulated utilities in terms of O&M efficiency

While growth has slowed, the Oklahoma economy shows signs of resiliency compared to the nation

- Job growth for the Oklahoma City metro area is expected to slow to 0.2% for 2009
- Unemployment rates are projected to hover just above 5%, well below the national average
- Metro housing prices have remained stable
- OG&E forecasts new projects totaling 45 MW's to come on line in 2009, helping to offset lower projected retail sales growth

The Oklahoma general rate case was filed with the Oklahoma Commission on February 27

- Rate relief requested for Oklahoma is $110.3 million
- Total company rate base in the application is $3.3 billion with the Oklahoma portion $2.9 billion compared to $1.7 billion granted in the 2004 Oklahoma case
- Requested ROE of 12.25% with an equity ratio of 54%
- The rate relief request excludes Redbud and Centennial generating facilities which are already in rates
- Total customer impact of around 5%, including a projected decrease in fuel costs

Our Transmission Opportunities are Compelling


Windspeed approved by OCC
Partnership with ETA – Approved by FERC waiting on SPP
SPP notice to construct Sunnyside to Hugo
345+kV Existing Transmission
345+kV Planned Transmission
765kV Proposed Transmission
N

Source: OMPI, SPP, Energy Insights, OGE

Short-term duration of capital commitments and flexibility within the capital spending program

$ in millions


$872
$593
$681
$653
$692
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
Utility Maintenance
Enogex Maintenance
Discretionary - Identified
Discretionary - Unidentified

Potential Utility Revenue Growth Drivers

(in millions of $ on a cumulative basis)


$35
Sales Growth
Storm Rider
Redbud Rider
$130 - $160
Sys. Hardening
Storm Rider
Sales Growth
Alt Rate Case
OK Rate Case
Redbud Rider
$230-$270
Transmission
Sys. Hardening
Storm Rider
OU Spirit
Sales Growth
Alt Rate Case
OK Rate Case
Redbud Rider
2008
2009
2010

Utility Earnings Guidance

$1.54	$1.83 - $1.98	TBD

Enogex

An OGE Energy Corp. Company

Enogex Key Points:

An OGE Energy Corp. Company

- Softness in commodity prices will impact Enogex in 2009, but volume growth is still expected as a result of recent gathering system expansions
- In response to this down cycle, Enogex has reduced capital expenditures in 2009 and will hold O&M expenses at 2007 levels
- Enogex will seek opportunistic growth through acquisitions of distressed assets
- There will continue to be a focus on fixed fee business to further reduce earnings volatility due to commodity price fluctuations

Where are the volumes coming from and why are producers continuing to drill?

- There has been significant reduction in overall drilling activity as producers react to lower gas prices and is reflected in our guidance
- Strong volume growth continues in limited areas within the Granite Wash and Woodford Shale as producers are seeing very high initial production rates
- Enogex's investment in infrastructure in these key areas over the past two years has allowed these volumes to be gathered on the Enogex system
- Some producers in Eastern Oklahoma continue to drill to hold on to their leases
- Shale first year decline rates are above 60% which provide sharp supply correction

Enogex has prudently invested in key areas and expects a decline in capital expenditures for 2009

Growth Expansion Areas



Colony, Granite, & Atoka Washes
Woodford Shale

- Colony, Granite, & Atoka Washes, $140MM
- Woodford Shale, $140MM
- Processing Expansion, $40MM
- Transmission Expansion, $123MM

Capital Expenditures



$MM
$360
$320
$280
$240
$200
$160
$120
$80
$40
$0
$67
$41
$26
$166
$133
$33
$332
$308
$24
$230
$201
$29
2006
2007
2008
2009E
Maintenance
Expansion

Improvements in the Enogex business allows for adequate returns at the bottom of the commodity cycle


*Mid-point of 2009 Guidance
Realized Commodity Spreads
$2.95
$3.99
$5.35
$6.15
$2.65*
30%
20%
10%
0%
8.5%
18.4%
22.1%
26.0%
13.4%
2005
2006
2007
2008
2009*
ROE


*Mid-point of 2009 Guidance
$ in millions
$250
$200
$150
$100
$50
$0
138
189
208
233
205
10.4%
CAGR
2005
2006
2007
2009
2009*
EBITDA

[1] A reconciliation of EBITDA to net income and net cash provided from operating activities, its most directly comparable financial measures as calculated and projected in accordance with generally accepted accounting principles, is included in the appendix

Enogex's business mix allows upside participation in strong commodity markets and protection in down markets *(Enogex gross margins in millions of $)*

2008 - $393


$116
$30
$91
$156
Transportation
Storage
Gathering
Processing

2009* - $355


$35
$119
$54
$31
$116
Transportation
Storage
Gathering
Processing
Processing Hedged
(Fixed Fee, Condensate, Unhedged KW and POL)

*Mid-point of 2009 Guidance

OGE's Financial Approach

- Strong balance sheet and credit ratings with ample liquidity
- Low dividend payout ratio
- Short-term duration of capital commitments (limited multi-year construction projects)
- Minimize equity required to support non-discretionary regulatory investment

OGE has Existing Liquidity in 2009 to Fund Growth

Without Access to the Capital Markets

In millions

$1627 $1627



$1,800
$1,500
$1,200
$900
$600
$300
$0
$61
$575
$991
$619
$136
$230
$642
Sources
Uses
Utility & Hold Co. Capex
Enogex Capex
Dividend
Credit Lines & Cash Available (12/31/08)
CFO*
Equity Issuance

* Based on the midpoint of 2009 guidance

OGE - A Unique Story

- OGE offers a unique investment opportunity because of our asset diversity and regional location
- After the 2009 rate case, OG&E's incremental asset and earnings growth is not tied to sales growth, but driven by renewables requirements (wind/transmission)
- Enogex has positioned itself through operational improvements and investments in key areas to provide adequate returns in the down cycle
- The long-term outlook for natural gas, renewable and transmission is still favorable
- Our traditional conservative approach with disciplined investment supports long-term shareholder returns and secure dividends


Financial Update
March 4-5, 2009
OGE Energy Corp.


OG+E
Appendix
OGE Energy Corp.

2009 Financial Outlook

Consolidated earnings guidance for 2009 is $2.30 - $2.60 per share, or $220 - $250 million of net income based on approximately 96 million to 97 million average diluted shares outstanding

(in millions, except per share data)	Dollars			Diluted EPS		
OG&E	$177	-	$191	$1.83	-	$1.98
Enogex	$51	-	$68	$0.53	-	$0.70
Hold. Co. & Marketing	($10)	-	($5)	($0.10)	-	($0.05)
Consolidated	$220	-	$250	$2.30	-	$2.60

2008 Results

	2008	2007
OG&E	$1.54	$1.75
Enogex	0.98	0.93
Hold. Co. & Marketing*	(0.03)	(0.04)
Consolidated	$2.49	$2.64

* Marketing is included in the Enogex results for 2007.

2008 Results – OG&E

Net income for OG&E was $143.0 million or $1.54 per share in 2008 as compared to net income of $161.7 million or $1.75 per share in 2007. Primary drivers include:

In Millions of $	2008	2007	Variance Fav/(Unfav)
Gross Margin	844.6	810.0	34.6
O&M	351.6	320.7	(30.9)
Depreciation & Amortization	155.0	141.3	(13.7)
Interest	79.1	54.9	(24.2)
Effective Tax Rate %	26.8	31.2	

2008 Results
OG&E Gross Margin



$ in millions
$900
$850
$800
$750
$700
$650
$600
$550
$500
$810.0
21.1
$8.4
$5.1
$844.6
2007
Redbud and Storm Recovery
Growth
Demand and Other
2008

2008 Results – Enogex

Net income for Enogex was $91.2 million or $0.98 per share in 2008 as compared to net income of $86.2 million or $0.93 per share in 2007. Primary drivers include:

In Millions of $	2008	2007	Variance Fav/(Unfav)
Gross Margin	393.0	353.1	39.9
O&M	135.5	127.4	(8.1)
Depreciation & Amortization	54.6	45.9	(8.7)
Other Income (Expense)	(4.0)	7.8	(11.8)

2008 Results
Enogex Gross Margin

$ in millions



$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$200
$353.1
$50.9
$13.5
($24.5)
$393.0
2007
G&P
T&S
Mktg./Other
2008

Enogex's Non-GAAP Financial Measures

Enogex has included in this presentation the non-GAAP financial measure EBITDA. Enogex defines EBITDA as net income before interest, income taxes and depreciation. EBITDA is used as a supplemental financial measure by external users of the Company's financial statements such as investors, commercial banks and others, to assess:

- the financial performance of Enogex's assets without regard to financing methods, capital structure or historical cost basis;
- Enogex's operating performance and return on capital as compared to other companies in the midstream energy sector, without regard to financing or capital structure; and
- the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

The economic substance behind the use of EBITDA is to measure the ability of Enogex's assets to generate cash sufficient to pay interest costs, support indebtedness and pay dividends to OGE Energy.

Enogex provides a reconciliation of EBITDA to its most directly comparable financial measures as calculated and presented in accordance with generally accepted accounting principles ("GAAP"). The GAAP measures most directly comparable to EBITDA are net cash provided from operating activities and net income. The non-GAAP financial measure of EBITDA should not be considered as an alternative to GAAP net cash provided from operating activities and GAAP net income. EBITDA is not a presentation made in accordance with GAAP and has important limitations as an analytical tool. EBITDA should not be considered in isolation or as a substitute for analysis of Enogex's results as reported under GAAP. Because EBITDA excludes some, but not all, items that affect net income and net cash provided from operating activities and is defined differently by different companies in Enogex's industry, Enogex's definition of EBITDA may not be comparable to similarly titled measures of other companies.

To compensate for the limitations of EBITDA as an analytical tool, Enogex believes it is important to review the comparable GAAP measures and understand the differences between the measures.

OG+E

Reconciliation of EBITDA to Net Income

In millions of $	For the years ended December 31,				
	2005	2006	2007	2008	2009*
Net Income	$ 44.7	$ 77.5	$ 86.2	$ 91.2	$ 59.0
Add:					
Interest expense, net	29.7	20.7	22.4	30.2	37.0
Income tax expense	23.4	48.0	53.5	57.3	38.0
Depreciation	40.4	42.3	45.9	54.6	71.0
EBITDA	$ 138.2	$ 188.5	$ 208.0	$ 233.3	$ 205.0

* Based on the mid-point of 2009 earnings guidance.

OG&E

Reconciliation of EBITDA to Net Cash Provided from Operating Activities

In millions of $	*For the years ended December 31,*				
	2005	2006	2007	2008	2009*
Net cash provided by operating activities	$ 235.2	$ 131.6	$ 107.8	$ 242.0	$ 155.0
Interest expense, net	29.7	20.7	22.4	30.2	37.0
Changes in operating working capital which provided (used) cash:					
Accounts receivable	60.3	(236.9)	(0.9)	(24.8)	(3.8)
Accounts payable	(84.6)	222.7	(4.9)	(28.5)	3.9
Other, including changes in noncurrent assets and liabilities	(102.4)	50.4	83.6	14.4	12.9
EBITDA	$ 138.2	$ 188.5	$ 208.0	$ 233.3	$ 205.0

* Based on the mid-point of 2009 earnings guidance.

Enogex Capital Spending and EBITDA

$ in millions


$350
$300
$250
$200
$150
$100
$50
$0
35
67
166
332
230
2005
2006
2007
2008
2009
Capital Expenditures

*Mid-point of 2009 Guidance


$250
$200
$150
$100
$50
$0
138
189
208
233
205
2005
2006
2007
2008
2009*
EBITDA

[1] A reconciliation of EBITDA to net income and net cash provided from operating activities, its most directly comparable financial measures as calculated and projected in accordance with generally accepted accounting principles, is included on the previous slides.

2009 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)	Gross Margin	Option Premiums	Spread
Hedged Value					
Propane	52,995,228	4,852,575	$ 11,628,833	$ (2,848,802)	$ 1.81
Normal Butane	15,334,326	1,589,998	$ 4,077,343	$ (890,486)	$ 2.00
Iso Butane	10,123,974	1,008,525	$ 3,546,092	$ (619,646)	$ 2.90
Natural Gasoline	19,892,502	2,288,762	$ 10,514,480	$ (1,430,800)	$ 3.97
Total	98,346,030	9,739,860	$ 29,766,748	$ (5,789,734)	$ 2.46
Put Value Above Strike					
Propane			$ 592,509		
Normal Butane			$ 120,554		
Iso Butane			$ 450,840		
Natural Gasoline			$ 0		
Total			$ 1,163,903		
Unhedged					
Propane	7,657,776	700,996	$ 4,014,907		$ 5.73
Normal Butane	3,649,478	379,382	$ 2,307,304		$ 6.08
Iso Butane	1,280,990	127,752	$ 984,626		$ 7.71
Natural Gasoline	2,094,004	186,024	$ 1,808,204		$ 9.72
Total	14,682,248	1,394,153	$ 9,115,040		$ 6.54
Total					
Propane	60,653,004	5,553,571	$ 16,236,249	$ (2,848,802)	$ 2.41
Normal Butane	18,983,804	1,969,380	$ 6,505,201	$ (890,486)	$ 2.85
Iso Butane	11,404,964	1,136,277	$ 4,981,557	$ (619,646)	$ 3.84
Natural Gasoline	21,986,506	2,474,786	$ 12,322,683	$ (1,430,800)	$ 4.40
Total	113,028,278	11,134,013	$ 40,045,692	$ (5,789,734)	$ 3.08

2009 Processing Hedges – Percent of Liquids

	Gallons	Gross Margin	Option Premiums	Price
Hedged Value				
Propane	5,317,572	$ 5,243,519	$ (155,844)	$ 0.96
Normal Butane	1,801,674	$ 2,088,601	$ (61,570)	$ 1.13
Iso Butane	800,226	$ 969,016	$ (21,694)	$ 1.18
Natural Gasoline	1,703,898	$ 2,537,287	$ (74,850)	$ 1.45
Total	9,623,370	$ 10,838,423	$ (313,958)	$ 1.09
Put Value Above Strike				
Propane		$ 37,198		
Normal Butane		$ 3,662		
Iso Butane		$ 8,308		
Natural Gasoline		$ -		
Total		$ 49,168		
Unhedged				
Propane	4,298,180	$ 3,869,439		$ 0.90
Normal Butane	1,660,024	$ 1,739,210		$ 1.05
Iso Butane	736,412	$ 866,051		$ 1.18
Natural Gasoline	1,498,388	$ 1,808,843		$ 1.21
Total	8,193,003	$ 8,283,543		$ 1.01
Total				
Propane	9,615,752	$ 9,150,156	$ (155,844)	$ 0.94
Normal Butane	3,461,698	$ 3,831,472	$ (61,570)	$ 1.09
Iso Butane	1,536,638	$ 1,843,376	$ (21,694)	$ 1.19
Natural Gasoline	3,202,286	$ 4,346,129	$ (74,850)	$ 1.33
Total	17,816,373	$ 19,171,133	$ (313,958)	$ 1.06

OG+E

2010 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)	Gross Margin	Option Premiums	Spread
Hedged Value					
Propane	55,727,784	5,102,695	$ 26,882,511	$ (7,625,186)	$ 3.77
Normal Butane	15,923,880	1,651,091	$ 4,479,987	$ (921,342)	$ 2.16
Iso Butane	10,319,904	1,028,026	$ 3,505,432	$ (635,048)	$ 2.79
Natural Gasoline	22,008,168	2,532,163	$ 24,634,587	$ (5,407,001)	$ 7.59
Total	103,979,736	10,313,976	$ 59,502,517	$ (14,588,577)	$ 4.35
Put Value Above Strike					
Propane			$ -		
Normal Butane			$ 551,249		
Iso Butane			$ 1,299,908		
Natural Gasoline			$ -		
Total			$ 1,851,157		
Unhedged					
Propane	13,519,297	1,237,775	$ 5,632,274		$ 4.55
Normal Butane	5,720,452	594,292	$ 2,885,588		$ 4.86
Iso Butane	2,730,269	272,162	$ 1,972,389		$ 7.25
Natural Gasoline	2,616,073	239,615	$ 2,356,981		$ 9.84
Total	24,586,090	2,343,845	$ 12,847,232		$ 5.48
Total					
Propane	69,247,081	6,340,470	$ 32,514,784	$ (7,625,186)	$ 3.93
Normal Butane	21,644,332	2,245,383	$ 7,916,825	$ (921,342)	$ 3.12
Iso Butane	13,050,173	1,300,189	$ 6,777,728	$ (635,048)	$ 4.72
Natural Gasoline	24,624,241	2,771,779	$ 26,991,568	$ (5,407,001)	$ 7.79
Total	128,565,826	12,657,821	$ 74,200,906	$ (14,588,577)	$ 4.71

2010 Processing Hedges – Percent of Liquids

	Gallons		Gross Margin		Option Premiums		Price
Hedged Value							
Propane	3,542,616	$	4,166,724	$	(483,015)	$	1.04
Normal Butane	1,338,120	$	1,472,553	$	(104,802)	$	1.02
Iso Butane	536,256	$	616,881	$	(44,949)	$	1.07
Natural Gasoline	1,175,832	$	2,459,933	$	(356,743)	$	1.79
Total	6,592,824	$	8,716,092	$	(989,509)	$	1.17
Put Value Above Strike							
Propane		$	-				
Normal Butane		$	29,752				
Iso Butane		$	49,189				
Natural Gasoline		$	-				
Total		$	78,941				
Unhedged							
Propane	6,542,621	$	6,031,619			$	0.92
Normal Butane	2,333,510	$	2,556,902			$	1.10
Iso Butane	1,078,824	$	1,388,246			$	1.29
Natural Gasoline	2,243,355	$	3,094,362			$	1.38
Total	12,198,310	$	13,071,129			$	1.07
Total							
Propane	10,085,237	$	10,198,344	$	(483,015)	$	0.96
Normal Butane	3,671,630	$	4,059,207	$	(104,802)	$	1.08
Iso Butane	1,615,080	$	2,054,316	$	(44,949)	$	1.24
Natural Gasoline	3,419,187	$	5,554,296	$	(356,743)	$	1.52
Total	18,791,134	$	21,866,162	$	(989,509)	$	1.11

2011 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)	Gross Margin	Option Premiums	Spread
Hedged Value					
Propane	28,007,784	2,563,591	$ 12,839,212	$ (5,601,557)	$ 2.82
Normal Butane	7,859,880	814,667	$ 4,865,730	$ (2,145,747)	$ 3.34
Iso Butane	5,279,904	525,771	$ 3,955,387	$ (1,779,328)	$ 4.14
Natural Gasoline	10,920,168	1,255,970	$ 14,819,913	$ (4,329,847)	$ 8.35
Total	52,067,736	5,160,000	$ 36,480,242	$ (13,856,478)	$ 4.38
Put Value Above Strike					
Propane			$ -		
Normal Butane			$ -		
Iso Butane			$ -		
Natural Gasoline			$ -		
Total			$ -		
Unhedged					
Propane	43,025,078	3,940,391	$ 16,355,573		$ 4.15
Normal Butane	14,362,144	1,490,645	$ 6,609,140		$ 4.43
Iso Butane	8,086,541	805,928	$ 5,551,048		$ 6.89
Natural Gasoline	14,419,751	1,596,771	$ 10,444,460		$ 6.54
Total	79,893,514	7,833,734	$ 38,960,221		$ 4.97
Total					
Propane	71,032,862	6,503,982	$ 29,194,785	$ (5,601,557)	$ 3.63
Normal Butane	22,222,024	2,305,313	$ 11,474,870	$ (2,145,747)	$ 4.05
Iso Butane	13,366,445	1,331,699	$ 9,506,435	$ (1,779,328)	$ 5.80
Natural Gasoline	25,339,919	2,852,741	$ 25,264,372	$ (4,329,847)	$ 7.34
Total	131,961,250	12,993,734	$ 75,440,463	$ (13,856,478)	$ 4.74

2011 Processing Hedges – Percent of Liquids

	Gallons		Gross Margin		Option Premiums		Price
Hedged Value							
Propane	1,728,216	$	2,350,374	$	(345,643)	$	1.16
Normal Butane	708,120	$	1,161,317	$	(193,317)	$	1.37
Iso Butane	264,096	$	456,886	$	(89,000)	$	1.39
Natural Gasoline	671,832	$	1,672,862	$	(266,381)	$	2.09
Total	3,372,264	$	5,641,438	$	(894,342)	$	1.41
Put Value Above Strike							
Propane		$	-				
Normal Butane		$	-				
Iso Butane		$	-				
Natural Gasoline		$	-				
Total		$	-				
Unhedged							
Propane	9,506,736	$	8,956,846			$	0.94
Normal Butane	3,373,202	$	3,824,642			$	1.13
Iso Butane	1,493,013	$	1,984,042			$	1.33
Natural Gasoline	3,145,766	$	4,433,813			$	1.41
Total	17,518,717	$	19,199,343			$	1.10
Total							
Propane	11,234,952	$	11,307,220	$	(345,643)	$	0.98
Normal Butane	4,081,322	$	4,985,959	$	(193,317)	$	1.17
Iso Butane	1,757,109	$	2,440,928	$	(89,000)	$	1.34
Natural Gasoline	3,817,598	$	6,106,675	$	(266,381)	$	1.53
Total	20,890,981	$	24,840,782	$	(894,342)	$	1.15